                                                                    Exhibit 24.2


                               POWER OF ATTORNEY


        Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, WONDY S. LEE, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, we have signed these presents this 18th day of February, 1998.

Richard A. Clarke               Richard B. Madden

Harry M. Conger                 Mary S. Metz

David A. Coulter                Rebecca Q. Morgan

C. Lee Cox                      Carl E. Reichardt

William S. Davilla              John C. Sawhill

Robert D. Glynn, Jr.            Barry Lawson Williams

David M. Lawrence, MD

                               POWER OF ATTORNEY


        ROBERT D. GLYNN, the undersigned, Chairman of the Board, Chief
Executive Officer, and President of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H CHENG, ERIC MONTIZAMBERT, WONDY S. LEE, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 18th day of February, 1998.


                                           Robert D. Glynn, Jr.
                                     --------------------------------
                                           Robert D. Glynn, Jr.

                               POWER OF ATTORNEY


        CHRISTOPHER P. JOHNS, the undersigned, Vice President and Controller of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, WONDY S. LEE, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 18th day of February, 1998.

                                          Christopher P. Johns
                                     --------------------------------
                                          Christopher P. Johns

                               POWER OF ATTORNEY


        Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, WONDY S. LEE, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, we have signed these presents this 18th day of February, 1998.


Richard A. Clarke               Richard B. Madden

Harry M. Conger                 Mary S. Metz

David A. Coulter                Rebecca Q. Morgan

C. Lee Cox                      Carl E. Reichardt

William S. Davilla              John C. Sawhill

Robert D. Glynn, Jr.            Gordon R. Smith

David M. Lawrence, MD           Barry Lawson Williams

                               POWER OF ATTORNEY

        GORDON R. SMITH, the undersigned, President and Chief Executive
Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H CHENG, ERIC MONTIZAMBERT, WONDY S. LEE, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 18th day of February, 1998.

                                             Gordon R. Smith
                                     --------------------------------
                                             Gordon R. Smith

                               POWER OF ATTORNEY


        KENT M. HARVEY, the undersigned, Senior Vice President - Treasurer and Chief Financial Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, WONDY S. LEE, GARY P. ENCINAS, and KATHLEEN RUEGER, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President - Treasurer and Chief Financial Officer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 18th day of February, 1998.

                                              Kent M. Harvey
                                     --------------------------------
                                              Kent M. Harvey

                               POWER OF ATTORNEY


        CHRISTOPHER P. JOHNS, the undersigned, Vice President and Controller of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, WONDY S. LEE, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 18th day of February, 1998.

                                           Christopher P. Johns
                                     --------------------------------
                                           Christopher P. Johns